EXCHANGE AGREEMENT

         EXCHANGE AGREEMENT, dated as of June 3, 1999 (this "Agreement"), by and between Franklin MicroCap Value Fund ("Franklin") and American Physicians Service Group Inc. ("AMPH ").

                                   WITNESSETH:

WHEREAS, Franklin is the owner of 242,000 shares of the $.10 par value Common
     Stock of AMPH; and

WHEREAS, AMPH is the owner of certain shares of the $.01 par value Common Stock of Prime Medical Services, Inc. ("PMSI"); and

WHEREAS, Franklin desires to sell, assign, convey, exchange and transfer its 242,000 AMPH shares to AMPH for 121,000 shares of PMSI and AMPH desires to sell, assign, convey, exchange, and transfer such PMSI shares to Franklin for 242,000 shares of AMPH, on and subject to the terms and conditions set forth in this Agreement.

         NOW,  THEREFORE,   in  consideration  of  the  agreements,   covenants,
representations and warranties herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. AMPH hereby agrees to purchase and assume from Franklin, and Franklin hereby agrees to sell and assign to AMPH, the 242,000 AMPH shares owned by Franklin in exchange for 121,000 shares of PMSI owned by AMPH.

         Section 2. AMPH hereby represents and warrants to Franklin as follows:

(a) AMPH has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by AMPH and the consummation by AMPH of the transaction contemplated hereby have been duly authorized by all necessary action on the part of AMPH. This Agreement has been duly executed and delivered by AMPH and constitutes the legal, valid and binding obligation of AMPH, enforceable against AMPH in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights and remedies generally and general principles of equity.


(b) The execution and delivery of this Agreement by AMPH and the consummation by AMPH of the transactions contemplated hereby and compliance by AMPH with the provisions hereof will not (i) violate, conflict with, result in a breach of, or constitute a default under, the organizational documents of AMPH, or any agreement, note, mortgage, undertaking or other obligation to which AMPH is a party or to which its properties or assets are bound; (ii) violate any law, rule or regulation of any governmental body or regulatory authority, or any judgment, writ, injunction, decree, order or ruling of any court, governmental body, regulatory authority or arbitrator binding on AMPH, or (iii) require any consent, approval, waiver, license or authorization by any governmental body, regulatory authority or court.

 .
(c) AMPH is the legal and record holder of the PMSI shares, free and clear of any liens, charges or other encumbrances created by, or adverse claims against, AMPH; and AMPH's transfer, exchange, assignment and sale of the PMSI shares to Franklin pursuant hereto will convey valid title to the PMSI shares to Franklin.


(d) The PMSI shares to be received by Franklin from AMPH have been registered with the SEC under a Form S-3 Registration Statement (No. 333-47621), which Registration Statement is currently effective. A Prospectus with respect to such Registration Statement has previously been delivered to Franklin.

         Section 3.  Franklin hereby represents and warrants to AMPH as follows:

(a) Franklin has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Franklin and the consummation by Franklin of the transaction contemplated hereby have been duly authorized by all necessary action on the part of Franklin. This Agreement has been duly executed and delivered by Franklin and constitutes the legal, valid and binding obligation of Franklin, enforceable against Franklin in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights and remedies generally and general principles of equity.

(b) The execution and delivery of this Agreement by Franklin and the consummation by Franklin of the transactions contemplated hereby and compliance by Franklin with the provisions hereof will not (i) violate, conflict with, result in a breach of, or constitute a default under, the organizational documents of Franklin, or any agreement, note, mortgage, undertaking or other obligation to which Franklin is a party or to which its properties or assets are bound; (ii) violate any law, rule or regulation of any governmental body or regulatory authority, or any judgment, writ, injunction, decree, order or ruling of any court, governmental body, regulatory authority or arbitrator binding on Franklin, or (iii) require any consent, approval, waiver, license or authorization by any governmental body, regulatory authority or court.

(c) Franklin is the legal and record holder of the AMPH shares, free and clear of any liens, charges or other encumbrances created by, or adverse claims against, Franklin; and Franklin's transfer, exchange, assignment and sale of the AMPH shares to AMPH pursuant hereto will convey valid title to the AMPH shares to AMPH.


         Section 4. The representations, warranties, covenants and agreements of the parties to this Agreement and the parties' obligations hereunder shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

         Section 5. Neither party hereto shall disclose the existence, terms or contents of this Agreement to any third-party without the prior written consent of the other party hereto, except that a party may make such disclosure (i) to its officers, directors, employees, attorneys, agents, advisors or representatives who shall likewise maintain the confidentiality hereof or (ii) pursuant to any requirement of any law, governmental agency, court order of stock exchange rule.

         Section 6. Franklin and AMPH agree to execute and deliver such further instruments and documents necessary to effectuate the terms of this Agreement and take other similar ministerial action at any time as may be reasonably requested by the parties to evidence the purchase, sale, exchange, and assignment of the AMPH and PMSI common shares pursuant hereto.

         Section 7. This agreement shall be governed by, and construed and interpreted in accordance with, the laws of the state of California (without regard to its conflict of laws principles).

         Section 8. No party hereto may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other party hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 9. All notices and other communications hereunder shall be in writing and shall be deemed given if (a) delivered in person,
(b) transmitted by telecopy (with written confirmation), or (c) sent by an express courier (with written confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to Franklin, to: Franklin Resources, Inc., One Parker Plaza, 9th Floor, Fort Lee, New Jersey 07024; Attention: Bruce C. Baughman; Telecopy:
(201) 592-7479 and (ii) if to AMPH, to: American Physicians  Service Group Inc.;
Attention:  William H. Hayes; Telecopy: 512-314-4333.

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

         Section 10. This Agreement may be amended, supplemented, modified or changed only by a written agreement making specific reference to this Agreement executed by Franklin and AMPH, and any provision hereof may be waived, in whole or in part, only by a written agreement making specific reference to this Agreement executed by the party making such waiver.

         Section 11. The headings of the various sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

         Section 12. This agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and other writings with respect to the subject matter hereof.

         Section 13. This Agreement may be executed in counterparts, all of which, taken together, shall constitute one and the same instrument.

         Section 14. In the event any one or more of the provisions of this Agreement should be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended to the minimum extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their authorized representatives as of the day and year first written above.

                                         FRANKLIN MicroCap Value Fund


                                         By:    /s/ Deborah R. Gatzek
                                               -------------------------
                                         Name:    Deborah R. Gatzek
                                         Title:   Secretary



                                         American Physicians Service Group, Inc.


                                          By:  /s/ William H. Hayes
                                              -------------------------
                                          Name:  William H. Hayes
                                          Title: Senior Vice President, Finance